American Beacon Intermediate Bond Fund

Supplement dated May 19, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus dated February 28, 2014 and is in addition to any other supplement(s):

In the “Fund Performance” section, the bar chart is replaced with the following:

Calendar year total returns for Investor Class shares

[1]	The bar chart shows the performance of the Fund’s Investor Class shares for consistency with disclosures included in the Fund’s annual report to shareholders for the period ended October 31, 2013.

In the “Fund Performance” section, the Average Annual Total Returns table for the Investor Class is replaced with the following:

	Average Annual Total Returns[1,2]
	For the periods ended December 31, 2013
	Inception Date of Class
Investor Class	3/2/2009	1 Year	5 Years	10 Years
Return Before Taxes		-2.12%	4.14%	4.40%
Return After Taxes on Distributions		-3.26%	2.88%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares		-1.17%	2.78%	2.88%

[1]	After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.
[2]	The table shows the after-tax return of the Fund’s Investor Class shares for consistency with disclosures included in the Fund’s annual report to shareholders for the period ended October 31, 2013.

***********************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE